United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 15, 2018

Date of Report (Date of earliest event reported)

M I Acquisitions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Magna Management LLC 40 Wall Street, 58th Floor New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 491-4240

N/A ___________________________

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act

☒       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Priority Holdings, LLC (“Priority”), M I Acquisitions, Inc. (“M I”), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of M I common stock in respect of the proposed transaction between them. Information about M I’s directors and executive officers and their ownership of M I’s common stock is set forth in M I’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation are included in the Preliminary Proxy Statement (as defined below). These documents can be obtained free of charge from the sources indicated above.

In connection with the proposed transaction between Priority and M I, M I filed a preliminary proxy statement on Schedule 14A (the “Preliminary Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on May 25, 2018, which includes information relating to the transaction between Priority and M I. Promptly after filing its definitive proxy statement with the SEC, M I will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF M I ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT M I WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT M I, PRIORITY AND THE TRANSACTION. The Preliminary Proxy Statement, the definitive proxy statement (when it becomes available), and other relevant materials in connection with the transaction, and any other documents filed by M I with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or at M I’s website (www.miacquisitions.com) or by writing to M I, c/o Magna Management LLC, 40 Wall Street, 58th Floor, New York, NY 10005.

This current report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the pending transaction between M I and Priority and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions contemplated by the contribution agreement between M I and Priority dated February 26, 2018, as subsequently amended and restated on March 26, 2018 and April 17, 2018 (the “Purchase Agreement”). The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals, or that the required approval of the Purchase Agreement by the stockholders of M I was not obtained; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; (iii) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of Priority or M I; (iv) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (v) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of M I’s common stock; (vi) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Priority and M I to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (vii) risks related to successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction.

A further list and description of risks and uncertainties can be found in M I’s Annual Report on Form 10-K for the fiscal year ending December 31, 2017 that M I filed with the SEC and in the Preliminary Proxy Statement, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and M I, Priority, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Item 1.01. Entry Into a Material Definitive Agreement

Subsequent to the approval by its stockholders of the Amendment to the Investment Management Trust Agreement dated September 13, 2016 between it and American Stock Transfer & Trust Company (“American”) at the Annual Meeting (as defined below in Item 5.07) (the “Trust Amendment”), on June 15, 2018, M I Acquisitions, Inc. (“M I” or the “Company”) entered into the Trust Amendment with American. The Trust Amendment extends the time by which M I has to consummate a business combination (the “extension”) for an additional 90 days, from June 19, 2018 to September 17, 2018 (the “Extended Termination Date”).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Subsequent to the approval by its stockholders of the Amendment to M I’s Certificate of Incorporation (as defined below in Item 5.07) (the “Charter Amendment”), on June 15, 2018, M I filed the Charter Amendment with the Delaware Secretary of State. The Charter Amendment extends the time by which M I has to consummate a business combination from June 19, 2018 to the Extended Termination Date.

Item 5.07. Submissions of Matters to a Vote of Security Holders.

M I held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 15, 2018 at 10:00 a.m. local time at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154. Summarized below are the results of the matters voted on at the Annual Meeting.

Matters Voted On	For	Withheld	Abstain	Broker Non-Vote
Election of one Class I director to serve until the 2020 Annual Meeting of Stockholders of the Company and two Class II directors to serve until the 2021 Annual Meeting of Stockholders of the Company and until his or her successor has been duly elected and qualified or until his or her earlier resignation, removal or death:
Joshua Sason (Class I)	5,653,418	908,500	--	387,934
Marc Manuel (Class II)	5,653,418	908,500	--	387,934
Samuel Holdsworth (Class II)	5,653,418	908,500	--	387,934

Matters Voted On	For	Against	Abstain	Broker Non-Vote
Proposal to amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to complete a business combination for an additional 90 days, from June 19, 2018 to the Extended Termination Date.	6,432,818	90,000	39,100	387,934

Proposal to amend the Company’s investment management trust agreement, dated as of September 13, 2016, by and between the Company and American Stock Transfer & Trust Company, to extend the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering in the event the Company has not consummated a business combination by the Extended Termination Date.	6,432,818	90,000	39,100	387,934

Ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.	6,905,752	2,500	41,600	--

As a result of the voting at the Annual Meeting, each of the nominees for director named above was elected and each of the proposals described above was approved by the Company’s stockholders. Prior to the Annual Meeting, holders of 377,231 shares of the Company’s common stock redeemed their shares for cash, resulting in a trust account balance of $51,829,390.86.

Item 8.01. Other Events

On June 19, 2018, the Company issued a press release announcing the results of the Annual Meeting. A copy of the press release is filed as Exhibit 99.1 hereto.

As previously disclosed on the Company’s Current Report on Form 8-K filed on January 8, 2018, the Company received a letter from the Nasdaq Stock Market LLC (“Nasdaq”), dated January 3, 2018, which stated that the Company no longer complied with Nasdaq’s continued listing rules due to the Company not having held an annual meeting within 12 months of the Company’s fiscal year end, as required pursuant to Listing Rules 5620 (the “Rules”). On June 19, 2018, the Company received a notice from Nasdaq stating that as a result of the Annual Meeting, the Company is now in compliance with the Rules.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits:

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Certificate of Incorporation of M I Acquisitions, Inc., dated June 15, 2018

10.1	Amendment to the Investment Management Trust Agreement between M I Acquisitions, Inc., and American Stock Transfer & Trust Company, dated June 15, 2018

99.1	Press Release dated June 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2018

M I ACQUISITIONS, INC.

By: /s/ Joshua Sason
Name: Joshua Sason
Title: Chief Executive Officer